UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2013

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd. Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submissions of Matters to a Vote of Security Holders.
On May 22, 2013, Green Dot Corporation (the “Registrant”) held its 2013 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following two proposals and cast their votes as follows:

1.
To elect three Class III directors, each to serve for a three-year term expiring at the 2016 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal:

Nominee	For	Withhold	Broker Non-Votes
Steven W. Streit	35,976,635	2,897,175	3,969,498
Timothy R. Greenleaf	33,393,760	5,480,050	3,969,498
Michael J. Moritz	29,417,066	9,456,744	3,969,498

2.	To ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2013:

For	Against	Abstain	Broker Non-Votes
42,022,498	76,162	744,648	—
Each of the directors named under Proposal No. 1 was elected.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ John L. Keatley
John L. Keatley
Chief Financial Officer
Date: May 23, 2013